Exhibit 99.1

Item 1. BUSINESS

Description of Business

National City Corporation (National City or the Corporation), successor to a banking business founded on May 17, 1845, is a $150 billion financial holding company headquartered in Cleveland, Ohio. National City operates through an extensive distribution network in Ohio, Florida, Illinois, Indiana, Kentucky, Michigan, Missouri, Pennsylvania, and Wisconsin, and also conducts selected lending and other financial services businesses on a nationwide basis. The primary source of National City’s revenue is net interest income from loans and deposits, revenue from loan sales and servicing, and fees from financial services provided to customers. Business volumes tend to be influenced by overall economic factors, including market interest rates, business spending, the housing market, consumer confidence, as well as competitive conditions within the marketplace. Operations are primarily conducted through more than 1,400 branch banking offices located within National City’s nine-state footprint. In addition, National City operates over 410 retail mortgage offices throughout the United States.

The Corporation’s businesses are organized by product and service offerings as well as the distribution channels through which these products and services are offered. The Corporation has organized its operations into five businesses: Retail Banking, Corporate Banking, Mortgage Banking, Asset Management and the Exit Portfolio.

Retail Banking provides banking services to consumers and small businesses within National City’s nine-state footprint. In addition to deposit gathering and direct lending services provided through the retail bank branch network, call centers, and the Internet, Retail Banking’s activities also include small business banking services, education finance, retail brokerage, and lending-related insurance services. Consumer lending products include home equity, government or privately guaranteed student loans, and credit cards and other unsecured personal and small business lines of credit. Significant revenue sources include net interest income on loan and deposit accounts, deposit account service fees, debit and credit card interchange and service fees, and ATM surcharge and net interchange fees.

Corporate Banking provides products and services to large- and medium-sized corporations within National City’s nine-state footprint as well as customers on a national basis. Major products and services include: lines of credit, term loans, leases, investment real estate lending, asset-based lending, treasury management, stock transfer, international services, dealer floorplan financing, loan sales and securitization, structured finance, syndicated lending, commercial leasing, equity and mezzanine capital, derivatives, public finance, investment banking, correspondent banking, multifamily real estate lending and commercial real estate lending. Significant revenue sources are net interest income on loan and deposit accounts, brokerage revenue, leasing revenue, loan sales revenue, principal investment gains, and other fee income.

Mortgage Banking originates and services residential mortgage loans both within National City’s banking footprint and on a nationwide basis. Mortgage loans generally represent loans collateralized by one-to-four-family residential real estate and are made to borrowers in good credit standing. These loans are typically sold, generally on a servicing retained basis, to primary mortgage market aggregators (Fannie Mae, Freddie Mac, Ginnie Mae, or the Federal Home Loan Banks) and third-party investors. Significant revenue streams include net interest income earned on portfolio loans and loans held for sale, as well as loan sale and servicing revenue.

The Asset Management business includes both institutional asset and personal wealth management. Institutional asset management services are provided by two business units – Allegiant Asset Management Group and Allegiant Asset

Management Company. These business units provide investment management, custody, retirement planning services, and other corporate trust services to institutional clients, and act as the investment advisor for the Allegiant® mutual funds. The clients served include publicly traded corporations, charitable endowments and foundations, as well as unions, residing primarily in National City’s banking footprint and generally complementing its corporate banking relationships. Personal wealth management services are provided by two business units − Private Client Group and Sterling. Products and services include private banking services and tailored credit solutions, customized investment management services, brokerage, financial planning, as well as trust management and administration for individuals and families. Sterling offers financial management services for high-net-worth clients.

The Exit Portfolio segment includes the loan portfolio related to discontinued products and exited businesses. This portfolio consists of nonprime mortgage, broker-sourced home equity lines and loans, residential construction, nonagency mortgages, and automobile, recreational finance and marine loans. Significant revenues consist of interest income and loan sales. Major expenses include credit costs, loan servicing and insurance expense.

At December 31, 2007 National City and its subsidiaries had 32,064 full-time-equivalent employees. Additional information regarding the business segments is included in the Line of Business Results section of Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Note 27 to the Consolidated Financial Statements.

Competition

The financial services business is highly competitive. National City and its subsidiaries compete actively with national and state banks, thrift institutions, securities dealers, mortgage bankers, finance companies, insurance companies, and other financial service entities.

Recent Acquisitions and Divestitures

The Corporation has completed several acquisitions in the past three years. On September 1, 2007, the Corporation completed its acquisition of MAF Bancorp, Inc. (MAF), a banking company operating 82 branches throughout Chicago and Milwaukee and surrounding areas. On January 5, 2007, the Corporation completed its acquisition of Fidelity Bankshares, Inc. (Fidelity), a banking company operating 52 branches along Florida’s southeast coast through its subsidiary Fidelity Federal Bank & Trust. On December 1, 2006, the Corporation completed its acquisition of Harbor Florida Bancshares, Inc. (Harbor), a banking company operating 42 branches along the central east coast of Florida through its subsidiary Harbor Federal Savings Bank. On May 1, 2006, the Corporation completed its acquisition of Forbes First Financial Corporation (Pioneer), a privately held bank holding company operating eight branches in the St. Louis, Missouri, metropolitan area through its subsidiary Pioneer Bank.

On December 30, 2006, the Corporation completed the sale of its First Franklin nonprime mortgage origination and sale business and related servicing platform. In 2005, the Corporation sold Madison Bank & Trust, an Indiana state chartered bank, including six branches, and from time to time has sold individual branches or groups of branches deemed nonstrategic.

Additional information on acquisition and divestiture activities is included in Note 3 to the Consolidated Financial Statements.

Supervision and Regulation

National City is a financial holding company and, as such, is subject to regulation under the Bank Holding Company Act of 1956, as amended (the BHC Act). The BHC Act requires the prior approval of the Federal Reserve Board for a financial holding company to acquire or hold more than a 5% voting interest in any bank, and restricts interstate banking activities. The BHC Act allows interstate bank acquisitions anywhere in the country and interstate branching by acquisition and consolidation in those states that had not opted out by January 1, 1997.

The BHC Act restricts National City’s nonbanking activities to those which are determined by the Federal Reserve Board to be financial in nature, incidental to such financial activity, or complementary to a financial activity. The BHC Act does not place territorial restrictions on the activities of nonbank subsidiaries of financial holding companies. National City’s banking subsidiaries are subject to limitations with respect to transactions with affiliates.

The Graham-Leach-Bliley Act of 1999 (the GLB Act) removed large parts of a regulatory framework that had its origins in the Depression Era of the 1930s. Effective March 11, 2000, new opportunities became available for banks, other depository institutions, insurance companies, and securities firms to enter into combinations that permit a single financial services organization to offer customers a more complete array of financial products and services. The GLB Act provides a new regulatory framework for regulation through the financial holding company, which has as its umbrella regulator the Federal Reserve Board. Functional regulation of the financial holding company’s separately regulated subsidiaries is conducted by their primary functional regulator. The GLB Act requires “satisfactory” or higher Community Reinvestment Act compliance for insured depository institutions and their financial holding companies in order for them to engage in new financial activities. The GLB Act provides a federal right to privacy of nonpublic personal financial information of individual customers. National City and its subsidiaries are also subject to certain state laws that deal with the use and distribution of nonpublic personal information.

A substantial portion of the holding company’s cash is derived from dividends paid by National City Bank. These dividends are subject to various legal and regulatory restrictions as summarized in Note 18 to the Consolidated Financial Statements.

National City Bank is subject to the provisions of the National Bank Act, is under the supervision of, and is subject to periodic examination by, the Comptroller of the Currency (the OCC), is subject to the rules and regulations of the OCC, Board of Governors of the Federal Reserve System, and the Federal Deposit Insurance Corporation (FDIC).

National City Bank is also subject to certain laws of each state in which it is located. Such state laws may restrict branching of banks within the state.

The Financial Reform, Recovery and Enforcement Act of 1989 (FIRREA) provided that a holding company’s controlled insured depository institutions are liable for any loss incurred by the FDIC in connection with the default of any FDIC-assisted transaction involving an affiliated insured bank or savings association.

The monetary policies of regulatory authorities, including the Federal Reserve Board and the FDIC, have a significant effect on the operating results of banks and holding companies. The nature of future monetary policies and the effect of such policies on the future business and earnings of National City and its subsidiaries cannot be predicted.

The Sarbanes-Oxley Act of 2002 addresses, among other issues, corporate governance, auditing and accounting, executive compensation, and enhanced and timely disclosure of corporate information. The Corporation is also subject to New York Stock Exchange corporate governance rules.

As directed by Section 302(a) of Sarbanes-Oxley, National City’s chief executive officer and chief financial officer are each required to certify that National City’s Quarterly and Annual Reports do not contain any untrue statement of a material fact. The rules have several requirements, including having these officers certify that: they are responsible for establishing, maintaining, and regularly evaluating the effectiveness of National City’s internal controls; they have made certain disclosures to National City’s auditors and the audit committee of the Board of Directors about National City’s internal controls; and they have included information in National City’s Quarterly and Annual Reports about their evaluation and whether there have been significant changes in National City’s internal controls or in other factors that could significantly affect internal controls subsequent to the evaluation.

National City maintains strong corporate governance practices, and the board of directors reviews National City’s corporate governance practices on a continuing basis including National City’s Code of Ethics, Code of Ethics for Senior Financial Officers, Corporate Governance Guidelines and charters for the Audit, Compensation and Organization, Nominating and Board of Directors Governance, and Risk and Public Policy Committees. More information about National City’s corporate governance practices is available on the National City Website at: NationalCity.com.

Available Information

All reports, including the Annual Report on Form 10-K, quarterly reports on Form 10-Q, and current event reports on Form 8-K, as well as any amendments to those reports, filed or furnished pursuant to Section 13(a) and 15(d) of the

Exchange Act by National City Corporation with the United States Securities and Exchange Commission (SEC), are accessible at no cost on the Corporation’s Web site at NationalCity.com as soon as reasonably practicable after the Corporation has electronically filed such material with, or furnished it to the SEC. These filings are also accessible on the SEC’s Web site at www.sec.gov. The public may read and copy any materials the Company files with the SEC at the SEC Public Reference Room at 100F Street, NE, Washington, DC 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.